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                  GENERAL ELECTRIC RAILCAR SERVICES CORPORATION

                         CAR LEASING AGREEMENT 8105-83-2

         This Agreement dated as of the 14TH day of May, 1996 by and between GENERAL ELECTRIC RAILCAR SERVICES CORPORATION , a Delaware corporation (herein called "Lessor"), and South Dakota Soy Bean Processors a South Dakota corporation, with its principal place of business at Volga, South Dakota (hereinafter called "Lessee").

                                   WITNESSETH:

        1. Lessor agrees to furnish and lease to Lessee, and Lessee agrees to accept and use upon the terms and conditions herein set forth, the cars covered by the riders attached hereto and such additional riders as may be added hereto from time to time by agreement of the parties, and any and all other cars delivered to and accepted by Lessee. Each such rider shall set forth the number of cars, the specific commodity to be carried therein or thereon, the rental rate, term of use, car numbers, and other pertinent information that may be desired by both parties. All cars leased pursuant to such riders, or otherwise delivered to and accepted by Lessee, are subject to the terms of this Agreement.

        2. Lessor agrees to deliver the cars to Lessee at a point or points designated by Lessee. Lessor's obligation as to such delivery shall be subject to all delays resulting from causes beyond its control. Lessee agrees to use the cars exclusively in its own service, except as hereinafter provided, and none of the cars shall be shipped beyond the boundaries of the United States or Canada except with the prior written consent of Lessor. Lessee agrees that if any of the cars are used outside of Continental United States, Lessee shall reimburse Lessor for any customs duties, taxes, investment tax credit reductions or other expenses resulting from such use.

        3. Lessee agrees to pay the rental charges with respect to each of the cars from the date of delivery thereof and until such car is returned to and accepted by Lessor. Such rental charges shall be paid to Lessor at its principal office, 33 West Monroe Street, Chicago, Illinois 60603, in advance on the first day of each month, prorating, however, any period which is less than a full month.

        4. Each of the cars shall be subject to Lessee's inspection upon delivery to lessee. Failure to report any defect in the car within a reasonable time after delivery of the car or the loading of each such car by Lessee or at its direction shall constitute acceptance thereof by Lessee, and shall be conclusive evidence of the fit and suitable condition thereof for the purpose of transporting the commodities then and thereafter loaded therein or thereon.

        5. Lessee agrees to keep records pertaining to the movement of the cars, and Lessee agrees to promptly furnish Lessor with complete reports of the car movements, upon request, including dates received, loaded and shipped, commodity, destination, and full junction routing, and all information which Lessee may receive from railroad companies or other sources which may be of use to Lessor. Lessor shall collect the mileage earned by the cars, and subject to all rules of the tariffs of the railroads, Lessor shall credit to Lessee's rental account such mileage as and when received from the railroads, but in no event shall the aggregate amount of mileage

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credited to Lessee's account with respect to any calendar year during the term of this Agreement exceed the aggregate of all periodic rentals paid by Lessee during that respective calendar year. Mileage earnings for all cars leased pursuant to this Agreement shall be carried in a consolidated account.

        6. Lessee agrees to reimburse Lessor for any payment Lessor may be required to make to any railroad, due to mileage equalization where applicable, resulting from excess empty mileage incurred by the cars on such railroad. For the purpose of this Section the railroad mileage and junction reports shall be prima facie evidence of the facts reported therein. In addition, if Lessor is required to make any payments to a railroad resulting from the empty movement of any of the cars while they are in Lessee's service, Lessee agrees to reimburse Lessor for such payments.

        7. Lessee shall promptly notify Lessor upon receipt by Lessee of knowledge of any damage to any of the cars. Lessor agrees to pay for the maintenance and repair of the cars, except as hereinafter provided. Lessee shall not repair, or authorize the repair of, any of the cars without Lessor's prior written consent, except that running repairs (as specified in the Association of American Railroads rules for Interchange) may be performed without prior written consent. The amount Lessor will pay for such running repairs shall not be in excess of the basis, in effect at the time the repair is made, provided by the Association of American Railroads. If any car becomes unfit for service and shall be held in a car shop for repair and shall remain therein for a period in excess of five days, the monthly rental with respect to such car shall abate from and after such period of five days until such car is released from the shop or until another car shall have been placed in the service of Lessee by Lessor in substitution for such car. It is understood that no rental credits will be issued for cars in a shop for repairs which are Lessee's responsibility.

         (A) It is understood that repairs which are Lessee's responsibility shall include specialty items, hatch covers and outlet gates ("Lessee Maintenance Items") and Lessee shall maintain all Lessee Maintenance Items in good condition and repair. If any Lessee Maintenance Item is removed, broken off or altered for any reason, or is missing, damaged, altered or replaced with a non-standard item, Lessee shall repair or replace such Lessee Maintenance Item unless (a) Lessor removed or caused such Lessee Maintenance Item to be removed or (b) responsibility for such repair or replacement has been assumed in writing by a third party who is satisfactory to Lessor.

         (B) It is further understood that Lessee Maintenance Items shall include the pressure differential system in any hopper cars so equipped, including but not limited to, aeration pads, flo-cones, outlet gates, valves, gauges, pipe fittings, venting devices, gaskets and manway fittings, and Lessee's responsibility shall be without regard to normal wear and tear.

         (C) It is further understood that Lessee Maintenance Items shall include the sparger system in any hopper cars so equipped, and Lessee's responsibility shall be without regard to normal wear and tear.

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         (D)      It is further understood that Lessee shall assume full
                  responsibility for all costs associated with the cleaning, removal and disposal of commodities from any car during and at end of the lease term.

        8. In the event any car is totally damaged or destroyed, the rental with respect to such car shall terminate upon receipt by Lessor of notification thereof, and in the event any car is reported to be bad ordered and Lessor elects to permanently remove such car from Lessee's service rather than have such car taken to a car shop for repairs, the rental with respect to such car shall terminate upon receipt by Lessor of notification that such car was bad ordered. Lessor shall have the right, but shall not be obligated, to substitute for any such car another car of the same type and capacity and the rental with respect to such substituted car shall commence upon delivery of such substituted car to Lessee.

        9. In the event that any of the cars, or the fittings, appliances or appurtenances thereto, shall be damaged, ordinary wear and tear excepted, or destroyed either as a result of the acts of any of Lessee's employees, agents or customers or from any commodity or other material loaded therein or thereon, Lessee agrees to assume financial responsibility for such damage or destruction.

        10. Lessor shall not be liable for any loss of or damage to commodities, or any part thereof, loaded or shipped in or on the cars, and Lessee agrees to assume financial responsibility for, to indemnify Lessor against, and to save it harmless from any such loss or damage.

        11. Lessee, at its own expense, shall either replace or reimburse Lessor for the cost of replacing any appliance or removable part, if destroyed, damaged, lost, removed or stolen, unless the railroads transporting the cars have assumed full responsibility for such loss or damages, or unless such loss or damage results from the negligence or omission of Lessor, its agents or employees.

        12. The application, maintenance and removal of interior protective lining in any of the cars is to be performed by and at the expense of Lessee unless otherwise specifically provided for in the applicable rider.

        13. Lessee agrees to indemnify and hold Lessor harmless from and against any loss, liability, claim, damage or expense (including, unless Lessee assumes the defense, the reasonable cost of investigating and defending against any claim for damages) arising out of or in connection with the use of the cars during the term of this Agreement, excepting, however, any loss, liability, claim, damage or expense which accrues with respect to any of the cars (i) while such car is in a repair shop undergoing repairs; (ii) which is attributable to the negligence or omission of Lessor, its agents or employees; or (iii) for which a railroad or railroads have assumed full responsibility, including investigating and defending against any claim for damages.

         Lessee agrees to indemnify and hold Lessor harmless from and against any loss, liability, claim, damage, expense (including without limitations, the reasonable cost of investigating and

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defending against any claim for damages), fine or penalty arising out of, or in connection with any present or future applicable law, rule or regulation, including without limitation, common law and environmental law, foreign or domestic, arising from, asserted in connection with or otherwise related to the release, removal or disposition, whether intentional or unintentional of any material from or placed in a car during the term of this agreement; excepting however, any such loss, liability, claim, damage, expense, fine or penalty for which a railroad or railroads have assumed full responsibility, including investigating and defending against any claim for damages. Lessor however will indemnify Lessee for any loss, liability, claim, damage, expense, fine or penalty which is attributable to, or the result of the gross negligence or willful misconduct of the Lessor, its agents or employees.

        14. No lettering or marking of any kind shall be placed upon any of the cars by Lessee except with the prior written consent of Lessor.

        15. Lessee agrees not to load any of the cars in excess of the load limit stenciled thereon.

        16. Lessee shall be liable for any demurrage, track storage or detention charge imposed in connection with any of the cars as well as loss of or damage to any car while on any private siding or track or on any private or industrial railroad or in the custody of any carrier not subject to the Association of American Railroads Rules for Interchange.

        17. Lessee shall make no transfer or assignment of its interest under this Agreement in and to the cars without Lessor's prior written consent, except that Lessee may sublease any of the cars to its customers for single trips consistent with its normal merchandising methods; provided, however, that notwithstanding any such sublease, Lessee shall continue to remain liable to Lessor under all conditions and terms of this Agreement.

         Lessee shall not sublease said cars, under any circumstances (except for single trips as provided, but in no event shall such sublessee load said car(s) for its return trip to Lessee), without the prior written consent of Lessor. No right, title or interest in any of the cars shall vest in Lessee by reason of this Agreement or by reason of the delivery to or use by Lessee of the cars, except the right to use the cars in accordance with the terms of this Agreement.

        18. If Lessee shall fail to perform any of its obligations hereunder, Lessor at its election may either (a) terminate this Agreement immediately and repossess the cars, or (b) withdraw the cars from the service of Lessee and deliver the same, or any thereof, to others upon such terms as Lessor may see fit. If Lessor shall elect to proceed in accordance with clause (b) above and if Lessor during the balance of the term of this Agreement shall fail to collect for the use of the cars a sum at least equal to all unpaid rentals hereunder to the stated date of termination hereof plus an amount equal to all expenses of withdrawing the cars from the service of Lessee and collecting the earnings thereof, Lessee agrees to pay from time to time upon demand by Lessor the amount of any such deficiency. It is expressly understood that Lessor at its option may terminate this Agreement in the event that a petition in bankruptcy or a petition for a trustee or receiver be filed by or against Lessee or in the event that Lessee shall make an assignment for creditors.

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        19.  Upon the termination of each rider, Lessee agrees, subject to the provisions of Section 8 above, to return the cars to Lessor at a point or points designated by Lessor, in the same or as good condition as received, ordinary wear and tear excepted, free from all charges and liens which may result from any act or default of Lessee, and free from all accumulations or deposits from commodities transported in or on the cars while in the service of Lessee. If any car is not returned to Lessor free from such accumulations or deposits, Lessee shall reimburse Lessor for any expense incurred in cleaning such car. Lessor shall have the right to return to Lessee, at Lessee's expense, any material removed from said cars (whether at termination or during the term of each Rider). As an alternative, Lessee may, at Lessee's expense, request that Lessor return the cars to Lessee prior to cleaning. It is understood that (1) no rental credits will be issued while such cars are being cleaned by Lessee, or (2) rental shall continue until such cars are returned to Lessor empty at the termination of each Rider.

        20. Lessor agrees to assume responsibility for and to pay all property taxes levied upon the cars and to file all property tax reports relating thereto. Lessee agrees to assume responsibility for and to pay any applicable state sales, use or similar taxes resulting from the lease or use of the cars.

        21. It is understood that some of the cars furnished Lessee under this Agreement and Lessor's rights under this Agreement may at the time of delivery to Lessee or at some future time during the term of this Agreement be subject to the terms of a Mortgage, Deed of Trust, Equipment Trust, Pledge or Assignment or similar security arrangement. Lessee agrees that the cars may be stenciled or marked to set forth the ownership of any such cars in the name of a mortgagee, trustee, pledgee, assignee or security holder. As to the cars subject hereto, this Agreement and the rentals hereunder may have been assigned and may in the future be assigned to the holder, if any, of the superior lien from time to time on each car as determined with reference to the filings with the Interstate Commerce Commission; however, until notified to the contrary by any person reasonably proving to the Lessee's satisfaction that he is the assignee of this Agreement or the rentals hereunder, the Lessee is to pay all rentals to the order of Lessor. Lessee hereby consents to and accepts such assignments. Lessee agrees that no claim or defense which Lessee may have against Lessor shall be asserted or enforced against any assignee of this Agreement.

        22. In the event the U.S. Department of Transportation, or any `other governmental agency or non-governmental organization having jurisdiction over the operation, safety or use of railroad equipment, requires that Lessor add, modify or in any manner adjust the cars subject to this Agreement in order to qualify them for operation in railroad interchange, Lessee agrees to pay an additional monthly charge of $1.75 per car for each $100 expended by Lessor on such car, or such other monthly charge in lieu thereof, as may be provided for Modifications in any rider hereto, in any case effective as of the date the car is released from the shop after application of such additions, modifications or adjustments (hereinafter the "Modifications"). No rental credits will be issued on cars entering the shop for any Modifications for the first thirty days. In the event Lessor in its sole discretion determines prior to making any Modifications that the cost thereof is not economical to expend in view of the estimated remaining useful life of such car, and Lessor elects to permanently remove such car from Lessee's service rather than have such

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car taken to a car shop for such Modifications, the rental with respect to such car shall terminate upon the date specified in writing by Lessor, provided that such date must be prior to the date the Modification is so required to be made.

        23. This Agreement shall be binding upon the parties hereto, their respective successors, assigns and legal representatives, and shall remain in full force and effect from the date hereof until the completion of the leasing arrangement shown on attached riders of the last car or cars hereunder, and all such cars are returned to Lessor.

        24. It is understood that Lessor shall have the right, but shall not be obligated, under this Agreement and the riders attached thereto, to substitute for any car another car of the same type and capacity without the prior consent of Lessee, and the rental with respect to the substituted car shall commence upon delivery of such substituted car to Lessee.

        25. It is understood and agreed that Lessee's obligation to pay rental under each Rider with respect to each of said cars will be deemed to have terminated on the later of the expiration date of the Rider or the fifth day after that respective car arrives at a point designated by Lessor.

        26. Lessor will send a renewal proposal letter (the "Letter") to Lessee approximately sixty (60) days' prior to the expiration date of each Rider. If no written notice is received by Lessor from Lessee regarding its intention to either return the cars at the end of the term, or renew the Rider upon the terms and conditions set forth in the Letter, the Rider will be automatically renewed upon the terms and conditions set forth in the Letter on the date following the expiration date of the Rider.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in two counterparts (each of which shall be deemed an original) the day and year first above written.

South Dakota Soy Bean Processors                     GENERAL ELECTRIC RAILCAR
                                                     SERVICES CORPORATION

        /s/ Rodney Christianson                By:   /s/ Jeff Walsh
--------------------------------------------        ----------------------------
Title:   CEO                                   Vice President

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DATE: February 27, 1996
QUOTE EXPIRATION DATE: March 28, 1996
RIDER NO. 1
CAR LEASING AGREEMENT NO. 8105-83-2

This Rider ("Rider") is made by and between South Dakota Soy Bean Processors ("Lessee"), and GENERAL ELECTRIC RAILCAR SERVICES CORPORATION ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-2 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "car" or "cars" shall mean the railcars listed below.

Proposal Matrix

ITEM                                OPTION 1                      OPTION 2
----                                --------                      --------
Car Type                            Gravity Hopper                Gravity Hopper
Cubic Capacity                      5,450                         5,450
Term                                180 Mths                      216 Mths
Quantity                            75 Cars                       75 Cars
New or Existing Cars                New                           New
Maintenance Type                    Net                           Net
Rate                                $406.00                       $388.00
DELIVERY SCHEDULE:
Delivery Weeks

Starting Approx.                    07/01/96                      07/01/96
Ending Approx.                      08/01/96                      08/01/96

NEW CAR COST ESCALATION
It is understood and agreed that the rental rate under this Agreement is based upon an original delivered car cost of $55,200.00 per car and that for each $100.00 of actual car cost incurred by Lessor in excess of this amount (including portions thereof) the rental shall be increased at the beginning of the lease $1.00 per car per month. The escalation thus calculated shall be rounded to the nearest $0.50.

NEW CAR HEAD END ESCALATION
It is understood and agreed that the rental rate under this Agreement shall be increased at the beginning of the lease $0.33 per car per month for each basis point (0.01 percent) increase in the U.S. Treasury note yield for a ten year maturity, using the latest information available as reported by the Federal Reserve Board on a weekly average basis, on the date of release of the first car for delivery to Lessee over a base rate of 5.67 percent. Rentals thus calculated shall be rounded to the nearest $0.50.

NET LEASE PROVISIONS
Notwithstanding anything contained in this Agreement (the "Lease") to the contrary, Lessee agrees during the term of this Agreement, at Lessee's expense, to maintain and keep all of the cars in first class condition and repair and in good and efficient working order, reasonable wear

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and tear excepted, and acceptable for use in unrestricted interchange and the cars shall be delivered to Lessor at the termination of the Rider in such condition.

In the event the U.S. Department of Transportation, or any other governmental agency or non-governmental organization having jurisdiction over the operation, safety or use of railroad equipment requires that said cars be added to, modified, or in any manner adjusted in order to qualify them for operation in railroad interchange, Lessee will cause all such modifications to be made at Lessee's sole expense.

Except for alterations or changes required by law, Lessee shall not, without the prior written approval of Lessor, effect any change in the design, construction or body of the cars or appurtenances thereto.

Any parts installed or replacements made by Lessee upon any car shall be considered accessions to such car and title thereto shall be immediately vested in Lessor, without cost or expense to- Lessor except that this shall not apply to special equipment installed in any car by Lessee with the consent of Lessor, provided that such equipment is removed by Lessee before the cars are returned to Lessor and all damage resulting from such installation or removal is repaired by Lessee, and further provided that removal of such equipment does not affect the cars' serviceability or use in unrestricted interchange.

Lessee shall pay, satisfy and discharge any and all sums claimed by any party against Lessee which, if unpaid, might become a lien or a charge upon the cars or entitled to priority over any of the rights of Lessor in and to the cars, but Lessee shall not be required to discharge any such claim so long as it shall in good faith and by appropriate legal proceedings contest the validity thereof in any reasonable manner which, in the opinion of Lessor, will not affect or endanger the title and interest of Lessor in and to the cars.

This Lease is a net lease and Lessee shall not be entitled to any abatement of rent, reduction thereof or set-off against rent, including, but not limited to, abatements, reductions, or set-offs due or alleged to be due to, or by reason of, any past, present or future claims of Lessee against Lessor under this Rider or otherwise, except as otherwise expressly provided herein. Each rental or other payment made by Lessee hereunder shall be final and Lessee shall not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

Lessee agrees to assume responsibility for and to pay all taxes, assessments and other governmental charges levied or assessed upon or in respect of the cars or upon their use of Lessee's earnings arising therefrom (exclusive, however, of any tax in the nature of an income tax on the net income from rentals on the cars) including but without limitation all licenses and registration fees, assessments and any sales, use or similar taxes payable on account of the leasing of the cars; but Lessee shall not be required to pay the same so long as Lessee shall in good faith and by appropriate legal or administrative proceedings contest the validity or amount thereof. In the event any tax reports are required to be made on individual cars, Lessee will make such reports. In addition, Lessee shall pay any penalties or interest thereon imposed by any state, federal or local government upon any car and Lessee shall reimburse Lessor for any damages or expenses resulting from failure to pay or discharge any items to be paid under this paragraph.

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Lessee shall be obligated to pay only such taxes, penalties or interest as are levied or assessed during the term of this Agreement.

TERM
The rental of the cars shall commence on the date that each car is forwarded to lessee from the current location thereof.

The term of use of the cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such cars to Lessee.

COMMODITY
It is understood that the aforesaid cars are to be used for service with the following commodity only, and shall not, under any circumstances, be used for shipment of any other commodity without the prior written consent of Lessor: soybean meal

NEW CAR FREIGHT
Lessee agrees to be responsible for all freight charges incurred in the shipment of cars to Lessee from the point of manufacture to Lessee's initial loading point.

VIBRATOR BRACKETS
It is understood that Lessee will have vibrator brackets applied to the cars at Lessee's sole cost and expense. Should any of the cars be damaged, or any appurtenances or components thereto be unduly and materially depreciated in value or condition, due to the installation of such vibrator brackets, Lessee will reimburse Lessor promptly for any damage, loss or expense suffered by Lessor as a consequence thereof.

PURCHASE OPTION
Lessee is hereby granted the option to purchase any or all of the above-described cars, effective as described below, provided that Lessor shall receive written notice of the exercise of that option not less than 60 days prior to the effective date thereof. Any cars so purchased by Lessee shall be sold by Lessor to Lessee on the following terms:

1.       FOR OPTION 1
         PURCHASE OPTION AFTER      UNIT PRICE

         180 months                                           Market Value
         FOR OPTION 2
         PURCHASE OPTION AFTER      UNIT PRICE

         213 months                                           Market Value

2. No portion of the monthly rental paid or payable by Lessee with respect to any car purchased by Lessee shall be credited against the purchase price of any such car.

3. In addition to the purchase price of the cars purchased, Lessee shall pay to Lessor in cash, on demand, for any local, state or federal taxes (other than taxes based on net income or excess profits, or other similar taxes) or licenses including penalties, interest, and expenses in

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connection therewith, levied or imposed upon and paid by Lessor with respect to, or measured by the sale of, use, payment, shipment, delivery or transfer of title to such cars under any law, rule, regulation, or order of governmental authority. Lessee shall have the right in its own or Lessor's name or both to protest the imposition or otherwise contest the validity or amount of any such tax or license, provided that Lessee gives Lessor written notice of Lessee's intention so to do. In the event of any such protest or other contest, Lessee shall promptly pay the amount of any such tax or license, including penalties and interest in connection therewith, ultimately determined to be due (except to the extent that Lessee theretofore shall have paid to Lessor some portion or all of the amount determined to be due), and Lessee shall hold Lessor whole and harmless from any costs and expenses Lessor may incur related to any such protest or other contest.

4. The sale of any or all of the cars, pursuant to that option shall be on an "AS IS" and "WHERE IS" basis and without any warranty of any kind whatsoever of Lessor, and Lessor neither assumes nor authorizes any person to assume for it any liability of any kind whatsoever in connection with any such sale. It is further understood and agreed that Lessor shall not be liable for any indirect or consequential damages of any kind whatsoever.

5. This agreement shall be deemed terminated, with respect to any car so purchased, as of the effective date of the exercise of that option with respect thereto.

6. Notwithstanding any other provisions thereof, there shall be no option hereunder to purchase any cars which shall have been destroyed or otherwise removed from the terms of this Lease in accordance with the provisions hereof prior to the effective date of purchase thereof.

7. Lessee agrees to change the car numbers and related markings on the cars from the marks already on the cars to those of Lessee's own registration and to affect such change in The Official Railway Equipment Register, UMLER and other appropriate organizations and publications promptly after sale of the cars to Lessee. Not in limitation of and subject to compliance with the foregoing, Lessor hereby agrees to pay Lessee all mileage compensation received by Lessor and to pay to the applicable railroad the running repairs under the AAR interchange rules assessed against the cars with respect to mileage travelled from the date of sale of such car to the date the change in marks, registration and reporting described above has been completed. Lessee agrees to pay promptly to Lessor within five (5) days of invoice from time to time by Lessor the amount shown on such invoice as the amount of any such running repairs together with a service fee equal to 15 percent of the sum of the amount of such car compensation and running repairs as further set forth in such invoice.

DELIVERY
For option/s: 1, 2

Subject to availability, manufacturing capabilities, and General Electric Railcar's ability to complete the purchase of a sufficient number of cars, the equipment specified can be forwarded to you from point of manufacture as identified in the above matrix. Delivery scheduling is subject to change without notice.

Circle and initial the option number you prefer: Initial       2       1      2
                                                              ---

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ACCEPTED ON BEHALF OF:                      ACCEPTED ON BEHALF OF:
South Dakota Soy Bean Processors            GENERAL ELECTRIC RAILCAR
                                            SERVICES CORPORATION

BY:      /s/ Rodney Christianson            BY:      /s/ Jeff Walsh
    ----------------------------------         ---------------------------------

TITLE:   CEO                                         Vice President
       -------------------------------

DATE:    5/14/96                            DATE:          6-23-96
      --------------------------------           -------------------------------

00004389-00

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DATE: September 29, 1997
QUOTE EXPIRATION DATE: October 4, 1997
RIDER NO. 2
CAR LEASING AGREEMENT NO. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors ("Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                                        PROPOSAL 1
----                                        ----------
Car Type                                    Gravity Hopper
Cubic Capacity                              5161
Term                                        24 Months
Quantity                                    15 Cars
New or Existing Cars                        Existing
Maintenance Type                            Full Service
Rate                                        $500.00
Hi-U Information:
Hi-U Cents                                  2.50 Cents
Hi-U Threshold Miles                        30,000
Delivery Schedule:
Delivery Weeks                              6-8 for cars requiring shop

TERM
The rental of the Cars shall commence on the date that each Car is forwarded to lessee from the current location thereof.

The term of use of the cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN CAKE, FLOUR, GRITS, MEAL OR OTHER

HIGH MILEAGE UTILIZATION
For each mile reported by the railroads that each Car covered by this Rider travels in excess of the Threshold Miles, there will be an additional charge equal to the Excess Hi-U Charge set forth in the above matrix. This charge will be calculated every calendar year. Excess mileage is calculated as follows:

                       (Threshold Miles X Days in Services in the calendar year) Miles Reported minus------------------------------------------------------------
                                               365

REMARK
Lessee agrees to restencil and apply new AEI tags to cars upon delivery at Lessee expense.

DELIVERY
Subject to availability, the Car(s) specified in this proposal will be forwarded within the approximate number of weeks identified in the above matrix after the Car(s) arrive at shop. The delivery schedule is subject to change without notice.

ACCEPTED ON BEHALF OF:                       ACCEPTED ON BEHALF OF:
South Dakota Soybean Processors              General Electric Railcar Services
                                             Corporation

BY:      /s/ Rodney G. Christianson          BY:      /s/ Chuck Adams
    --------------------------------            --------------------------------

TITLE:   CEO                                 TITLE:   Vice President
       -----------------------------               -----------------------------

DATE:    10-7-97                             DATE:   10-9-97
      ------------------------------              ------------------------------

00006801-00

DATE: February 17, 1998
QUOTE EXPIRATION DATE: February 22, 1998
RIDER NO. 3
CAR LEASING AGREEMENT NO. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors ("Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                                                         PROPOSAL 1
----                                                         ----------
Car Type                                                     Gravity Hopper
Cubic Capacity                                               5150
Term                                                         36 Months
Quantity                                                     50-100 Cars
New or Existing Cars                                         Existing
Maintenance Type                                             Full Service
Rate                                                         $500.00
Hi-U Information:
Hi-U Cents                                                   2.50 Cents
Hi-U Threshold Miles                                         30,000
Delivery Schedule:
Delivery Weeks                                               N/A
Starting Approx.                                             05/15/98
Ending Approx.                                               06/30/98

LOAD LIMIT
Cars have been built to load up to 286,000 pounds gross weight on rail.

AMORTIZATION
Lessee will reimburse Lessor for the cost of any items selected in the following manner:
Lump Sum Payment - Lessee agrees to pay Lessor in a lump sum for the cost of any items upon presentation of invoice. Amortization Over Term - Lessee agrees to pay Lessor for the cost of any and all items selected, an additional monthly per car charge which shall be payable to Lessor on or before the first day of each respective month without abatement or termination in any manner or for any reason whatsoever.

AMORTIZATION OPTIONS
Please indicate selection(s) by placing an "X" and your initials next to the desired item and payment method.

        Item     Installation of vibrator brackets

         X            RGC               Up Front Payment Only: $650.00 up front
        ---------    ---------
                                Amortize Over Term Only: $21.00 per month for 36
        ---------    ---------  months

(all costs are per car)

Lessee agrees to pay Lessor an additional monthly per car charge in advance on the first day of each month for the cost of any items selected without abatement or termination. In the event of any termination of the Car(s), all remaining unpaid charges become immediately due and payable.

TERM
The rental of the Cars shall commence on the date that each Car arrives at lessee from the current location thereof.

The term of use of the cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

EARLY TERMINATION
Lesser will have the right to terminate this Rider on the date which is 12 Months from the first day of the month following the average date of delivery of such cars to Lessee provided that Lessor has received written notice not less than 90 days prior to termination.

This right of termination applies to the number of cars specified below:

         IF EXERCISED AT:           NUMBER OF CARS            % OF CARS
         ---------------            --------------            ---------
         12 Months                                               100
         every 12 months thereafter                              100

Early termination option is contingent upon receipt of 50-100 new car order for new 5400 cubic foot Gravity Hoppers.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN CAKE, FLOUR, GRITS, MEAL OR OTHER.

HIGH MILEAGE UTILIZATION
For each mile reported by the railroads that each Car covered by this Rider travels in excess of the Threshold Miles, there will be an additional charge equal to the Excess Hi-U Charge set forth in the above matrix. This charge will be calculated every calendar year. Excess mileage is calculated as follows:

                       (Threshold Miles X Days in Services in the calendar year) Miles Reported minus------------------------------------------------------------
                                            365

VIBRATOR BRACKETS
It is understood that Lessee will have vibrator brackets applied to the Cars at Lessee's sole cost and expense. Should any of the cars be damaged, or any appurtenances or components thereto be unduly and materially depreciated in value or condition, due to the installation or use of such vibrator brackets, Lessee will reimburse Lessor promptly for any damage, loss or expense suffered by Lessor as a consequence thereof.

DELIVERY
Because the Car(s) specified in this proposal has not yet been returned by the prior lessee, the delivery schedule is uncertain at this time. This Car(s) will be forwarded to Lessee within the approximate number of weeks identified in the above matrix after the Car(s) arrive at shop. The delivery schedule is subject to charge without notice.

Please indicate the number of cars you prefer.  Initial 100 RGC
                                                        -------

ACCEPTED ON BEHALF OF:                      ACCEPTED ON BEHALF OF:
SOUTH DAKOTA SOYBEAN PROCESSORS             GENERAL ELECTRIC RAILCAR SERVICES
                                  CORPORATIONS

BY:      /s/ Rodney Christianson            BY:      /s/ Chuck Adams
    --------------------------------            --------------------------------

TITLE:   CEO                                TITLE:   Vice President
       -----------------------------               -----------------------------

DATE:    2/23/98                            DATE:   2/22/98
      ---------------------                      -------------------------------

00007424-02

MECHANICAL SPECIFICATIONS

00007424-02

For Proposal: 1
5150 cubic foot Gravity Hopper

ITEM DESCRIPTION
Cubic Capacity                      5150
Exterior Repaint Required           No
Hatch Size                          Not Specified
Hatch Type                          Trough
Interior Condition                  Swept
Lining Required                     No
Unloading Gates                     Gravity, Rack & Pinion
Vibrator Brackets                   To be installed by Lessee

DATE: May 7, 1998
QUOTE EXPIRATION DATE: May 16, 1998
RIDER NO.         4
CAR LEASING AGREEMENT NO. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors ("Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                       PROPOSAL 1
-----------------------------------------------------------
Car Type                   Gravity Hopper
Cubic Capacity             5400
Term                       216 Months
Quantity                   115 Cars
New or Existing Cars       New
Maintenance Type           Net
Rate                       $385.00
Delivery Schedule:
Delivery Weeks
Starting Approx.           07/18/98
Ending Approx.             08/18/98

NEW CAR COST ESCALATION
The rental rate under this Agreement is based upon an original delivered car cost of $55,800.00 per car. For each additional $100 of actual car cost incurred by Lessor (including portions thereof) the rental will be increased at the beginning of the lease $0.70 per car per month. The escalation will be rounded to the nearest $0.50.

NEW CAR HEAD END ESCALATION
The rental rate under this Agreement will be increased at the beginning of the lease $0.24 per car per month for each basis point increase in the U. S. Treasury note yield for a ten year maturity, using the latest information available as reported by the Federal Reserve Board on a weekly average basis, on the date of release of the first car for delivery to Lessee over a base rate of
5.55 percent. The escalation thus calculated will be rounded to the nearest
$0.50.

LOAD LIMITS
Cars will be manufactured to 286,000 gross weight on rail capacity.

NET LEASE PROVISIONS
In addition to conditions listed in the Master Lease Agreement, the Car(s) must be maintained and returned (i) in a condition that would not otherwise constitute a "cause for attention or renewal" as defined in Section "A" of each rule in the Field Manual of the AAR then in effect,

(ii) without any AAR Interchange Rule 95 damage, (iii) free of running repairs as defined in the AAR Interchange Rules, (iv) in compliance with any governmental or industry agency having authority over the use of the Car(s), repair requirements, modifications, inspection and reporting, (v) suitable for the immediate loading, transporting, and unloading of commodities as defined in the Rider. Lessee will be responsible for all expenses during and at the end of the Lease term.

Lessee will not make any modifications or alterations to Car(s) without prior written consent of Lessor.

This Lease is a net lease and Lessee will not be entitled to any abatements, reductions, or set-offs of rent alleged to be due to any past, present, or future claims of Lessee against Lessor under this Rider or otherwise. Each rental or other payment made by Lessee will be final and Lessee will not seek to recover any payment from Lessor for any reason.

It is understood that the Car(s) will operate under reporting marks controlled by the DME.

Lessee will be responsible for all charges and costs incurred in shipping the cars into a shop for repairs or required modifications and back to Lessee.

Lessee will be responsible, at its sole expense, for changing all reporting marks and other related designations on each car, including AEI tags, back to reporting marks and designations specified by Lessor prior to the last loaded move of the cars in Lessee's service, and Lessee shall give Lessor at least sixty (60) days prior written notice of the date of such last loaded move.

Lessee will be obligated to pay all taxes, penalties or interest incurred, levied or assessed on the Car(s) or the lease for the time period covered. Lessee may contest the taxes in good faith by appropriate legal or administrative proceedings. In the event taxes are contested, Lessee remains liable for any resulting tax, penalty, or interest. Lessee will make and file any tax reports that are required. Lessee will reimburse Lessor for any damages resulting from failure to pay or discharge any items, taxes or interest levied or assessed on the Car(s) or the lease.

TERM
The rental of the Cars shall commence on the date that each Car is forwarded to lessee from the current location thereof.

The term of use of the cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN CAKE, FLOUR, GRITS, MEAL OR OTHER

NEW CAR FREIGHT
Lessee agrees to be responsible for all freight charges incurred in the shipment of the Car(s) from the point of manufacture to Lessee's initial loading point.

VIBRATOR BRACKETS
Vibrator brackets will be installed at the point of manufacture. If any of the Car(s) appurtenances or components are damaged due to the use of vibrator brackets, Lessee will reimburse Lessor for any damage, loss or expense.

DELIVERY
Subject to availability and manufacturing capabilities, the Car(s) specified in this proposal will be forwarded from the point of manufacture within the approximate number of weeks identified in the above matrix. The delivery schedule is subject to change without notice.

ACCEPTED ON BEHALF OF:                     ACCEPTED ON BEHALF OF:
South Dakota Soybean Processors            General Electric Railcar Service
                                           Corporation

BY: /s/ Rodney G. Christianson             BY:   /s/  Chuck Adams
   ----------------------------------                 -----------

TITLE: CEO                                 TITLE: Vice President
      -------------------------------            ---------------------------

DATE: 5/12/98                              DATE: 6-25-98
      -------------------------------           ----------------------------

00007629-02

                            MECHANICAL SPECIFICATIONS

00007629-02

For Proposal: 1
5400 cubic foot Gravity Hopper

ITEM DESCRIPTION

Cubic Capacity                      5400
Exterior Repaint Required           No
Hatch Size                          Not Specified
Hatch Type                          Trough
Lining Required                     No
Unloading Gates                     Gravity, Rack & Pinion
Vibrator Brackets                   Yes

DATE: December 4, 1998
QUOTE EXPIRATION DATE: January 3, 1999
RIDER NO.  5
CAR LEASING AGREEMENT NO. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors ("Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                       PROPOSAL 1
--------------------------------------------------------
Car Type                   Gravity Hopper
Cubic Capacity             5400
Term                       216 Months
Quantity                   110 Cars
New or Existing Cars       New
Maintenance Type           Net
Rate                       $375.00
Delivery Schedule:
Delivery Weeks
Starting Approx.           10/01/99
Ending Approx.             03/31/00

NEW CAR COST ESCALATION
The rental rate under this Agreement is based upon an original delivered car cost of $56,470.00 per car. For each additional $100 of actual car cost incurred by Lessor (including portions thereof) the rental will be increased at the beginning of the lease $0.66 per car per month. The escalation will be rounded to the nearest $0.50.

NEW CAR HEAD END ESCALATION
The rental rate under this Agreement will be increased at the beginning of the lease $0.23 per car per month for each basis point increase in the U. S. Treasury note yield for a ten year maturity, using the latest information available as reported by the Federal Reserve Board on a weekly average basis, on the date of release of the first car for delivery to Lessee over a base rate of
4.82 percent. The escalation thus calculated will be rounded to the nearest
$0.50.

NET LEASE PROVISIONS
In addition to conditions listed in the Master Lease Agreement, the Car(s) must be maintained and returned (i) in a condition that would not otherwise constitute a "cause for attention or renewal" as defined in Section "A" of each rule in the Field Manual of the AAR then in effect, (ii) without any AAR Interchange Rule 95 damage, (iii) free of running repairs as defined in the AAR Interchange Rules, (iv) in compliance with any governmental or industry agency having authority over the use of the Car(s), repair requirements, modifications, inspection and reporting, (v) suitable for the immediate loading, transporting, and unloading of commodities as defined in the Rider. Lessee will be responsible for all expenses during and at the end of the Lease term.

Lessee will not make any modifications or alterations to Car(s) without prior written consent of Lessor.

This Lease is a net lease and Lessee will not be entitled to any abatements, reductions, or set-offs of rent alleged to be due to any past, present, or future claims of Lessee against Lessor under this Rider or otherwise. Each rental or other payment made by Lessee will be final and Lessee will not seek to recover any payment from Lessor for any reason.

It is understood that the Car(s) will operate under Lessee's reporting marks.

Lessee will be responsible for all charges and costs incurred in shipping the cars into a shop for repairs or required modifications and back to Lessee.

Lessee will be responsible, at its sole expense, for changing all reporting marks and other related designations on each car, including AEI tags, back to reporting marks and designations specified by Lessor prior to the last loaded move of the cars in Lessee's service, and Lessee shall give Lessor at least sixty (60) days prior written notice of the date of such last loaded move.

Lessee will be obligated to pay all taxes, penalties or interest incurred, levied or assessed on the Car(s) or the lease for the time period covered. Lessee may contest the taxes in good faith by appropriate legal or administrative proceedings. In the event taxes are contested, Lessee remains liable for any resulting tax, penalty, or interest. Lessee will make and file any tax reports that are required. Lessee will reimburse Lessor for any damages resulting from failure to pay or discharge any items, taxes or interest levied or assessed on the Car(s) or the lease.

TERM
The rental of the Cars shall commence on the date that each Car arrives at lessee from the current location thereof.

The term of use of the cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

OTHER TERMS
For lease terms of 15 years or greater, GE Railcar Services will evaluate the need for minimum financial covenants, including, but not limited to, minimum tangible net worth and minimum liquidity which will be defined based upon the specifics of the proposed lease (e.g. number of cars, credit rating of Lessee, etc.). The proposed lease is contingent upon, among other things, the Lessee and GE Railcar Services agreeing to these minimum financial covenants.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN CAKE, FLOUR,GRITS,MEAL OR OTHER

NEW CAR FREIGHT
Lessee agrees to be responsible for all freight charges incurred in the shipment of the Car(s) from the point of manufacture to Lessee's initial loading point.

VIBRATOR BRACKETS
Vibrator brackets will be applied to the car(s) at the point of manufacture. If any of the Car(s) appurtenances or components are damaged due to the use of vibrator brackets, Lessee will reimburse Lessor for any damage, loss or expense.

MAINTENANCE
Repairs which are Lessee's responsibility include maintenance and replacement of: hatch covers and gaskets and outlet gates.

DELIVERY
Subject to availability and manufacturing capabilities, the Car(s) specified in this proposal are forecast to be delivered to Lessee from the point of manufacture within the timetable identified in the above matrix. The delivery schedule is subject to change without notice.

Please indicate the number of cars you prefer:  Initial 110    RGC_
                                                        -----  ---

ACCEPTED ON BEHALF OF:                        ACCEPTED ON BEHALF OF:
South Dakota Soybean Processors               General Electric Railcar Service
                                              Corporation

BY:  /s/ Rodney G. Christianson               BY: /s/ Mark Strazala
   ----------------------------------            -------------------------------

TITLE: CEO                                    TITLE: Vice President
      -------------------------------               ----------------------------

DATE: 2/22/99                                 DATE: 3-19-99
     --------------------------------              -----------------------------

00008885-03

Existing (15) 5100 cubic cars to be returned upon receipt of 110 new units.

                            MECHANICAL SPECIFICATIONS

00008885-03

For Proposal: 1
5400 cubic foot Gravity Hopper

ITEM DESCRIPTION
Cubic Capacity                      5400
Exterior Repaint Required           Yes
Hatch Size                          Not Specified
Hatch Type                          Trough
Lining Required                     No
Unloading Gates                     Gravity, Rack & Pinion
Vibrator Brackets                   Yes
Customer Logo                       Yes

DATE: March 13,2001
QUOTE EXPIRATION DATE: April 12, 2001
RIDER NO.  006
CAR LEASING AGREEMENT No. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors (Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                                PROPOSAL 1
-----------------------------------------------------------
Car Type                            EC/I
Shell Capacity                      25,500
Term                                60 Months
Quantity                            10 Cars
New or Existing Cars                Existing
Maintenance Type                    Full Service
Rate                                $525.00
Hi-U Information:
Hi-U Cents:                         2.00 Cents
Hi-U Threshold Miles                30,000
Delivery Schedule:
Delivery Weeks                       4-5

MAINTENANCE
Lessee will be responsible for the maintenance and replacement of: Outlet Caps & Chains.

TERM
The rental of the Cars shall commence on the date that each Car is forwarded to lessee from the current location thereof.

The term of use of the Cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN OIL, CRUDE OR REFINED and that the shipping attributes listed are correct to ensure compliance with HM-175 and HM-201:

             Corrosion rate:      5.0 (mils per year)
             DOT Regulated:       No

HIGH MILEAGE UTILIZATION

For each mile reported by the railroads that each Car covered by this Rider travels in excess of the Threshold Miles, there will be an additional charge equal to the Excess Hi-U Charge set forth in the above matrix. This charge will be calculated every calendar year. Excess mileage is calculated as follows:

                       (Threshold Miles X Days in Services in the calendar year) Miles Reported minus------------------------------------------------------------
                                                365

DELIVERY
Because the Car(s) specified in this proposal has not yet been returned by the prior lessee; the delivery schedule is uncertain at this time. This Car(s) are forecast to be delivered to Lessee within the approximate number of weeks identified in the above matrix after the order is received. The delivery schedule is subject to change without notice.

ACCEPTED ON BEHALF OF:                       ACCEPTED ON BEHALF OF:
South Dakota Soybean Processors              General Electric Railcar Service
                                             Corporation

BY: /s/ Rodney G. Christianson               BY: /s/ Jeff Lytle
   --------------------------------             --------------------------------

TITLE: CEO                                   TITLE: VICE PRESIDENT
      -----------------------------                -----------------------------

DATE: 3-21-01                                DATE: 7-3-01
     ------------------------------               ------------------------------


00012968-00

CONTRACT NUMBER: 81058302006000001

                                    CAR LIST

CAR      CAR      CAR      CAR      CAR     CAR      CAR      CAR
INIT     NUMBER   INIT     NUMBER   INIT    NUMBER   INIT     NUMBER
NATX 250231
NATX 250236
NATX 250237
NATX 250238
NATX 250239
NATX 250241
NATX 250242
NATX 250243
NATX 250245
NATX 250247

                              CARS ON THIS PAGE - 10
                                 TOTAL CARS - 10

                            MECHANICAL SPECIFICATIONS

00012968-00

For Proposal: 1
25,500 gallon, exterior coiled, insulated

ITEM DESCRIPTION

Exterior Repaint Required           No
Shell Capacity                      25,500
Gauging Device                      None
Interior Condition                  Rust Bloom
Light Weight                        77,050
Lining Required                     No
Outlet Valve Manufacturer           Jamesbury
Outlet Valve Size                   4" Valve
Outlet Valve Type                   Ball
Top Unload                          2 Inch
                                    3 Inch

Outlet Valve Material               Carbon Body/Stainless Welted Parts
Load Limit                          263,000 lbs.

DATE: April 17,2001
QUOTE EXPIRATION DATE: May 17, 2001
RIDER NO.  007
CAR LEASING AGREEMENT No. 8105-83-02

This Rider ("Rider") is made by and between South Dakota Soybean Processors (Lessee"), and General Electric Railcar Services Corporation ("Lessor"), and hereby incorporates by reference Car Leasing Agreement No. 8105-83-02 by and between Lessee and Lessor and by such incorporation hereby constitutes a separate agreement. The use of the terms "Car" or "Cars" shall mean the railcars listed below.

PROPOSAL MATRIX

ITEM                                PROPOSAL 1
-------------------------------------------------------------------
Car Type                   EC/I
Cubic Capacity             25,500
Term                       2 Months
Quantity                   4 Cars
New or Existing Cars       Existing
Maintenance Type           Full Service
Rate                       $550.00
Hi-U Information:
Hi-U Cents:                2.00 Cents
Hi-U Threshold Miles       30,000
Delivery Schedule:
Delivery Weeks             2-3

MAINTENANCE
Lessee will be responsible for the maintenance and replacement of: Outlet Caps & Chains.

TERM
The rental of the Cars shall commence on the date that each Car is forwarded to lessee from the current location thereof.

The term of use of the Cars shall continue for the number of months described in the above matrix from the first day of the month following the average date of delivery of such Car(s) to Lessee.

COMMODITY
Lessee intends to use the Cars for service with the following commodity. The Lessee agrees that the class of car as listed in the attached mechanical specifications provided are correct for service with the following commodities:
SOYBEAN OIL, CRUDE OR REFINED and that the shipping attributes listed are correct to ensure compliance with HM-175 and HM-201:

              Corrosion rate:     5.0 (mils per year)
              DOT Regulated:      No

HIGH MILEAGE UTILIZATION

For each mile reported by the railroads that each Car covered by this Rider travels in excess of the Threshold Miles, there will be an additional charge equal to the Excess Hi-U Charge set forth in the above matrix. This charge will be calculated every calendar year. Excess mileage is calculated as follows:

                       (Threshold Miles X Days in Services in the calendar year) Miles Reported minus------------------------------------------------------------
                                              365

DELIVERY
Because the Car(s) specified in this proposal has not yet been returned by the prior lessee; the delivery schedule is uncertain at this time. This Car(s) are forecast to be delivered to Lessee within the approximate number of weeks identified in the above matrix after the order is received. The delivery schedule is subject to change without notice.

ACCEPTED ON BEHALF OF:                        ACCEPTED ON BEHALF OF:
South Dakota Soybean Processors               General Electric Railcar Service
                                              Corporation

BY: /s/ Rodney Christianson                   BY: /s/ Jeff Lytle
   -----------------------                       -------------------------------

TITLE: CEO                                    TITLE: Vice President
      ---------------------                         ----------------------------

DATE: 4/20/01                                 DATE: 7/3/01
     ------------------------                      -----------------------------


00013057-00

                            MECHANICAL SPECIFICATIONS

00013057-00

For Proposal: 1
25,500 gallon, exterior coiled, insulated

ITEM DESCRIPTION
Exterior Repaint Required           No
Shell Capacity                      25,500
Gauging Device                      None
Interior Condition                  Rust Bloom
Light Weight                        77,050
Lining Required                     No
Outlet Valve Manufacturer           Jamesbury
                                    Midland Mfg.
Outlet Valve Size                   4" Valve
Outlet Valve Type                   Plug
                                    Ball
Top Unload                          None
Outlet Valve Material               Carbon Body/Stainless Welted Parts

CONTRACT NUMBER: 81058302007000001

                                    CAR. LIST

CAR      CAR      CAR      CAR      CAR     CAR      CAR      CAR
INIT     NUMBER   INIT     NUMBER   INIT    NUMBER   INIT     NUMBER

ACFX  072138
ACFX  072312
ACFX  072324
ACFX  072330

                                     CARS ON THIS PAGE - 4
                                         TOTAL CARS - 4